MAXIM SERIES FUND, INC.

                          Maxim Money Market Portfolio

                                (the "Portfolio")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                 (800) -537-2033

This Prospectus describes the Maxim Money Market Portfolio. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as investment adviser to the Portfolio.

The Portfolio is a series of the Maxim Series Fund, Inc. (the "Fund"). The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   The date of this Prospectus is May 1, 2002.

                                    CONTENTS

The Portfolio at a Glance..............................................3

Fees and Expenses......................................................6

Example................................................................7

More Information About the Portfolio...................................7

Other Investment Practices ............................................9

Management of the Portfolio............................................10

Important Information About Your Investment............................11

Financial Highlights...................................................13

                            THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio's investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in the Portfolio.

MAXIM MONEY MARKET PORTFOLIO

The investment objective for this Portfolio is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

o Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).

o    Invest in securities which are only denominated in U.S. dollars.

The principal investment risks for this Portfolio include:

Possible loss of money
o You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Interest Rate Risk
o The market value of a money market instrument is affected by changes in interest rates. Generally, the longer the maturity of a security, the greater is interest rate risk. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Credit Risk
o A money market instrument's value can be affected by changes in its credit quality rating or its issuer's financial conditions. An issuer may default on its obligation to pay principal and/or interest, potentially reducing the Portfolio's income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all the Portfolio's securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Portfolio owns do not extend to shares of the Portfolio itself.

Other Risks
o When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[Object Omitted]

1992    3.49%
1993    2.81%
1994    3.80%
1995    5.62%
1996    5.04%
1997    5.24%
1998    5.15%
1999    4.81%
2000    6.07%
2001    3.80%

During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was 1.55% (quarter ending September, 2000) and the lowest return for a quarter was 0.55% (quarter ending December, 2001).

The average annual total return for the one year, five years and ten years for the period ended December 31, 2001:

                                    One Year       Five Years    Ten Years
Maxim Money Market Portfolio        3.80%          5.01%         4.58%

Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2001, the Money Market Portfolio's 7-day yield and its effective yield were:

                                     7-Day Yield      Effective Yield
Maxim Money Market Portfolio            1.82%              1.83%

To obtain current yield information, you may call 1-800-395-4952.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.1,2

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases.............................................NONE
Sales Load Imposed on Reinvested  Dividends.................................NONE
Deferred Sales Load.........................................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

------------------------- -------------
                             Maxim
                             Money
                             Market
------------------------- -------------
------------------------- -------------

Management Fees              0.46%
------------------------- -------------
------------------------- -------------
Distribution (12b-1)          NONE
Fees
------------------------- -------------
------------------------- -------------
Other Expenses               0.00%
------------------------- -------------
------------------------- -------------
Total Annual Portfolio
Operating Expenses           0.46%
------------------------- -------------



1 Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level which are not disclosed in this Prospectus.
2 The expenses shown for the Portfolio are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented.

                                     Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                     1 Year       3 Years      5 Years       10 Years
Maxim Money Market Portfolio          $47          $149         $261          $593



                      MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be a "Debt Portfolio" because it invests primarily in debt securities. All percentage limitations relating to the Portfolio's investment strategies are applied at the time the Portfolio acquires a security.


Money Market Portfolio and Money Market Instruments

The Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The manager of the Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Debt Portfolio

The Maxim Money Market Portfolio is a Debt Portfolio. The Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in the Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. In addition to bonds, debt securities also include money market instruments.

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately above under "Money Market Portfolio and Money Market Instruments."

OTHER INVESTMENT PRACTICES

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolio's investment limitations and more detailed information about its investment practices is contained in the Statement of Additional Information.

                           MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $ 7.5 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fee paid to MCM for the last fiscal year for the Maxim Money Market Portfolio was 0.46% of average net assets.

Since the Maxim Money Market Portfolio is 'directly' advised by MCM (i.e., without the assistance of a sub-adviser), MCM uses a team of professionals to manage its assets. All of the members of the team are jointly and primarily responsible for the day-to-day management of the Portfolio. The team meets regularly to review the Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for the Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.



                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio
Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio's shares are sold only to separate accounts of GWL&A and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor the Portfolio for any material conflicts that may arise and will determine what action should be taken.

How to Exchange Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o       You can request an exchange in writing or by telephone.
o       Written requests should be submitted to:
        8515 East Orchard Road
        Greenwood Village, CO 80111.
o The form should be signed by the account owner(s) and include the following information:
        (1)     the name of the account
        (2)     the account number
        (3) the name of the Portfolio from which the shares of which are to be sold
        (4)     the dollar amount or number of shares to be exchanged
        (5) the name of the Portfolio(s) in which new shares will be purchased; and
        (6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o       You can request an exchange by telephoning 1-800-537-2033.
o A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to verify the identity of the investor, such as requesting personal identification numbers (PINs) and other information.
o All telephone calls will be recorded and we have adopted other procedures to confirm that telephone instructions are genuine.

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Share Price
The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Dividends and Capital Gains Distributions
The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Money Market Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.
o   The Portfolio generally distributes capital gains, at least once annually.

Tax Consequences
The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial history for the past five years. Certain information reflects financial results for a single Portfolio share. Total returns in the following table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

MAXIM SERIES FUND, INC.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

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Selected data for a share of capital stock of the Portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                      Year Ended December 31,
                                      ----------------------------------------------------------------
                                      ----------------------------------------------------------------
                                         2001         2000         1999          1998         1997
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Net Asset Value, Beginning of Period   $  1.0005 $     1.0005 $      1.0005 $     1.0007 $     1.0007

Income from Investment Operations

Net investment income                     0.0373       0.0590        0.0471       0.0505       0.0512
Net realized loss                         0.0000       0.0000        0.0000      (0.0002)
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Total Income From
     Investment Operations                0.0373       0.0590        0.0471       0.0503       0.0512
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Less Distributions

From net investment income               (0.0373)     (0.0590)      (0.0471)     (0.0505)     (0.0512)
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Total Distributions                      (0.0373)     (0.0590)      (0.0471)     (0.0505)     (0.0512)
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Net Asset Value, End of Period      $     1.0005 $     1.0005 $      1.0005 $     1.0005 $     1.0007
                                      ===========  ===========  ============  ===========  ===========
                                      ===========  ===========  ============  ===========  ===========
                                          0.0000

Total Return                               3.80%        6.07%         4.81%        5.15%        5.24%

Net Assets, End of Period           $ 914,544,325$ 718,263,754$ 722,697,255 $ 619,416,664$ 453,155,210

Ratio of Expenses to
Average Net Assets                         0.46%        0.46%         0.46%        0.46%        0.46%

Ratio of Net Investment Income to
Average Net Assets                         3.62%        5.93%         4.73%        5.05%        5.14%


                             ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3364.




                         This Prospectus should be read
                       and retained for future reference.